EXHIBIT 10.3

CVRx, INC.
DIRECTOR NON-QUALIFIED STOCK OPTION AGREEMENT

THIS AGREEMENT, made as of [grant date] by and between CVRx, Inc., a Delaware corporation (the “Company”), and [Director] (“Optionee”).

WHEREAS, the Company, pursuant to the CVRx, Inc. 2001 Stock Option Plan (the “Plan”), as administered by the Board of Directors of the Company (the “Board”), wishes to grant this stock option to Optionee.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

1.                  Grant of Option.

The Company hereby grants to Optionee the right and option (the “Option”) to purchase all or any part of an aggregate of shares (the “Shares”) of the common stock, $0.01 par value per share (the “Common Stock”), of the Company as noted below:

Shares	Price Per Share

on the terms and conditions set forth herein. The Option is not entitled to treatment as an incentive stock option within the meaning of Section 422A of the Internal Revenue Code of 1986, as amended (the “Code”).

2.                  Duration and Exercisability

The Option may not be exercised by Optionee except as set forth herein and the Option shall in all events terminate ten years from the date hereof. Subject to the other terms and conditions set forth herein, the Option shall vest as follows:

Date	Vesting

The Option shall not be assignable or transferable by Optionee, other than to a member of Optionee’s immediate family, to a trust established for the benefit of Optionee or a member of Optionee’s immediate family, or to a charitable non-profit organization.

3.                  Effect of Termination of Relationship with the Company.

In the event that Optionee shall no longer serve as a director of the Company, Optionee shall have the right to exercise the Option, at any time prior to the expiration of the term of the Option, to the extent of the full number of Shares Optionee was entitled to purchase under the Option on the date of termination.

4.                  Change in Control.

(a)               In the event that a “Change of Control” (as hereinafter defined) occurs, the Company may determine, in its sole discretion, that: (i) the Option shall be assumed by the surviving or acquiring corporation in such Change of Control; (ii) the Optionee shall receive, with respect to and in lieu of the Shares, as of the effective date of the any such Change of Control of the Company, cash in an amount equal to the excess of the fair market value of such Shares less the exercise price per Share of such Option; or (iii) the Optionee shall receive, with respect to and in lieu of the Shares, as of the effective date of any such Change of Control of the Company, the same consideration per share (whether in cash, securities or other property) that a holder of Common Stock shall receive in such Change of Control less the exercise price per share of such Option.

(b)               In the event that the Option is assumed by the surviving or acquiring corporation in the Change of Control, the vesting schedule shall accelerate and the Option shall become immediately exercisable.

(c)               A “Change in Control” of the Company shall mean:

(i)               the sale, lease, exchange or other transfer of substantially all of the assets of the Company (in one transaction or in a series of related transactions) to a person or entity that is not controlled, directly or indirectly, by the Company; or

(ii)              a merger or consolidation to which the Company is a party if the shareholders of the Company immediately prior to the effective date of such merger or consolidation do not have “beneficial ownership” (as defined in Rule 13d-3 under the Securities Exchange Act of 1934 (the “Exchange Act”)) immediately following the effective date of such merger or consolidation of more than 50% of the combined voting power of the surviving corporation’s outstanding securities ordinarily having the right to vote at elections of directors; or

(iii)            a change in control of the Company of a nature that would be required to be reported pursuant to Section 13 or 15(d) of the Exchange Act, whether or not the Company is then subject to such reporting requirements, including, without limitation, such time as (1) any person, who did not own shares of the capital stock of the Company on the date of the grant of the Option, becomes the “beneficial owner” (as defined in Rule 13d-3 under the Securities Exchange Act), directly or indirectly of 50% or more of the combined voting power of the Company’s outstanding securities ordinarily having the right to vote at elections of directors, or (2) individuals who constitute the Board on the date of the grant of the Option cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the effective date of the Plan whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors comprising the Board on the effective date of the Plan will, for purposes of this clause (2), be considered as though such persons were members of the Board of Directors on the effective date of the Plan.

5.                  Manner of Exercise.

(a)              The Option may only be exercised, in whole or in part, by Optionee or other proper party at such time or times and with such rights with respect to such Shares which have accrued and are in effect. Such Option shall be exercisable only by delivering written notice in the form of the Stock Option Exercise Form attached hereto as Exhibit A, tendering the original Option Agreement to the Company and paying the Company the full amount of the Option purchase price (rounded to the next highest cent) for the number of Shares with respect to which the Option is then exercised. When Shares are issued to Optionee, the fact of such issuance shall be noted on the Option Agreement by the Company before the Option Agreement is returned to Optionee. When all Shares have been issued to Optionee, or the Option expires, the Option Agreement shall be canceled and retained by the Company.

(b)               Payment of the purchase price may be made in cash (including certified check, bank draft or postal or express money order), or by any other method of payment set forth in the Plan or approved by the Board of Directors.

6.                  Purchase for Investment; Registration.

(a)               The exercise of the Option is contingent upon receipt from Optionee (or other proper person exercising the Option) of a representation that, at the time of such exercise, it is Optionee’s intention to acquire the Shares being purchased for investment and not with a view to the distribution or sale thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), and that Optionee will make no transfer of the same except in compliance with any rules and regulations in force at the time of such transfer under the Securities Act, or any other applicable law; provided, however, that the receipt of such representation shall not be required upon exercise of the Option if, at the time of such exercise, the issuance of the Shares subject to the Option shall have been properly registered under the Securities Act and all applicable state securities laws. Such representation shall be in writing and in such form as the Company may reasonably request. The certificate representing the Shares so issued for investment shall be imprinted with an appropriate legend setting forth all applicable restrictions on their transferability.

(b)               In the event that the Company shall deem it necessary or desirable to register under the Securities Act or other applicable statutes any Shares, or to qualify any Shares for exemption from the Securities Act or other applicable statutes, then the Company shall take such action at its own expense and may require from Optionee such information in writing for use in any registration statement, prospectus, preliminary prospectus or offering circular as is reasonably necessary for such purpose and may require reasonable indemnity to the Company and its officers and directors from Optionee against all losses, claims, damages and liabilities arising from such use of the information so furnished and caused by any untrue statement of any material fact required to be stated therein or necessary to make the statement therein not misleading in light of the circumstances under whey they were made.

(c)               To the extent requested by the Company and any underwriter of securities of the Company in connection with a firm commitment underwriting, no holder of any Shares shall sell or otherwise transfer any such Shares not included in such underwriting, or not previously registered pursuant to a registration statement filed under the Securities Act, during such time period following the effective date of the registration statement filed with the Securities and Exchange Commission in connection with such offering as may be required by the Company (not to exceed one hundred eighty (180) days).

(d)               Optionee agrees that, as a condition to exercising this Option, if such exercise would result in Optionee holding 500,000 or more shares of Common Stock and Preferred Stock, Optionee shall execute a counterpart signature page to an agreement, such as an investors’ rights agreement, containing co-sale obligations related to any sale of Shares.

7.                  Adjustments.

(a)               In the event that the outstanding shares of the Common Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of any reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination of shares or dividends payable in capital stock, appropriate adjustment shall be made in the number and kind of shares as to which the Option or portions thereof then unexercised shall be exercisable, to the end that the proportionate interest of Optionee shall be maintained as before the occurrence of such event. Such adjustment in the Option shall be made without change in the total exercise price for the unexercised portion of such Option and with a corresponding adjustment in the exercise price per share.

(b)               If the Company is a party to a merger, consolidation, reorganization or similar corporate transaction and if, as a result of that transaction, the Common Stock is exchanged for (i) other securities of the Company or (ii) securities of another corporation which has assumed the outstanding options under the Plan or has substituted for such options its own options, then Optionee shall be entitled (subject to the conditions in such substituted options, if any), with respect to the Option, to purchase that amount of such other securities of the Company or of such other corporation as is sufficient to ensure that the value of the Option immediately before the transaction is equivalent to the value of such Option immediately after the transaction, taking into account the exercise price of the Option before such transaction, the fair market value per share of the Common Stock immediately before such transaction and the fair market value immediately after the transaction of the securities then subject to the Option (or the option substituted, if any). Upon the happening of any such transaction, the class and aggregate number of shares which have been or may be granted under the Plan shall be appropriately adjusted to reflect the events specified in this clause.

8.                  Miscellaneous.

(a)               The Option is issued pursuant to the Plan and is subject to its terms. Optionee hereby acknowledges receipt of a copy of the Plan. The Plan is also available for inspection during business hours at the principal office of the Company.

(b)               This Agreement shall not confer on Optionee any right with respect to continuance of Optionee’s relationship with the Company or any of its subsidiaries.

(c)               Optionee shall have none of the rights of a shareholder with respect to the Shares until such Shares shall have been issued to him or her upon exercise of the Option.

(d)               The Company shall at all times during the term of the Option reserve and keep available such number of Shares as will be sufficient to satisfy the requirements thereof. The exercise of all or any part of the Option shall only be effective at, and may be deferred until, such time as the sale of the Shares pursuant to such exercise will not violate any federal or state securities laws, it being understood that the Company shall have no obligation to register the issuance or sale of the Shares for such purpose.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the day and year first above written.

CVRx, Inc.

[Name]
[Title]

Optionee:

Name